UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2003
                                                           ------------

                                  HAUSER, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-17174                 84-0926801
     ------------------            ----------------          ------------
(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                  Number)             Identification No.)

        840 Apollo Street, Suite 209
           El Segundo, California                                     90245
          ------------------------                                    -----
  (Address of principal executive offices)                           Zip Code


Registrant's telephone number, including area code:      (310) 648-7881
                                                         --------------

Registrant's Former Address:                         20710 S. Alameda Street
                                               Long Beach, California 90810-1107
                                               ---------------------------------

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Item 5. Other Events.

     On April 1, 2003, Hauser, Inc., a Delaware corporation (the "Company"), and its wholly owned subsidiaries, filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court") (Case Nos. LA 03-18788-BB, LA 03-18795-BB, LA 03-18798-BB,
and LA 03-18802-BB). Pursuant to a Bankruptcy Court order dated April 8, 2003, the four cases are being jointly administered under Case No. LA 03-18788-BB.

     By letter to the Securities and Exchange Commission (the "Commission") dated May 6, 2003, the Company requested modification of its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to the Securities Exchange Act Release No. 9660 (June 30, 1972) and the Commission's Staff Legal Bulletin No. 2 (April 15, 1997) (the "No-Action Request Letter"). Pursuant to the No-Action Request Letter, the Company requested that the Commission allow it, while its Chapter 11 case was pending, to file under cover of Form 8-K copies of the monthly financial reports that are required to be filed with the Office of the United States Trustee (the "Trustee") pursuant to Bankruptcy Rule 2015 and the Trustee's Financial Reporting Requirements for Chapter 11 Cases (the "Trustee's Reports") in lieu of continuing to file quarterly and annual reports under Section 13(a) of the Exchange Act. In addition, because these Trustee's Reports are not readily available in an electronic format, the Company requested, by separate letter dated May 6, 2003, a continuing hardship exemption from EDGAR filing pursuant to Rule 202 of Regulation S-T. On May 15, 2003, the Commission granted the Company's request for a continuing hardship exemption conditioned upon the grant of no-action relief, as requested by the Company in the No-Action Request Letter. As of June 9, 2003, the Commission had not granted or denied the Company's request for no-action relief.

     On May 30, 2003, the Company and its wholly owned subsidiaries filed the Trustee's Report for the month ended April 30, 2003 with the Trustee (the "April Trustee's Report"). Pursuant to Rule 202 of Regulation S-T and the Company's continuing hardship exemption, the Company has manually filed with the Commission a copy of the April Trustee's Report under cover of Form SE.


Item 7. Financial Statements and Exhibits.

     99.1 Monthly Operating Report for the month ended April 30, 2003, filed pursuant to Rule 202 of Regulation S-T and a continuing hardship exemption dated May 15, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAUSER, INC.

Dated: June 9, 2003                     By: /s/  Kenneth C. Cleveland
                                            ------------------------------
                                            Name:  Kenneth C. Cleveland
                                            Title: President and Chief Executive
                                                   Officer


                                      -3-

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                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

       99.1 Monthly Operating Report for the month ended April 30, 2003, filed pursuant to Rule 202 of Regulation S-T and a continuing hardship exemption dated May 15, 2003.